UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 16, 2026

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
888 N. Douglas Street, Suite 100
El Segundo, California 90245
(Address of principal executive offices, including zip code)
(866) 756-4112
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On March 16, 2026, Beyond Meat, Inc. (“Beyond Meat” or the “Company”) issued a press release announcing the delay in filing of its Annual Report on Form 10-K for the full year ended December 31, 2025, as disclosed under Item 7.01 below. In addition, the Company disclosed the following unaudited preliminary estimated results:

•Net revenues for the fourth quarter ended December 31, 2025 are expected to be approximately $61 million, which is in line with the Company’s previous guidance range of $60 million to $65 million.

•Net revenues for the full year ended December 31, 2025 are expected to be approximately $275 million.

The Company’s consolidated financial statements for the fourth quarter and full year ended December 31, 2025 are not yet available. Accordingly, the financial results presented above are preliminary estimates and subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the audit and finalization of the consolidated financial statements. As a result, these preliminary estimated results may differ from actual results that will be reflected in the consolidated financial statements for the fourth quarter and full year ended December 31, 2025 when they are completed and publicly disclosed. These preliminary estimated results may change and those changes may be material.

The Company’s expectations with respect to the unaudited preliminary estimated results for the periods discussed above are based upon management estimates and are the responsibility of management. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary estimated results (including any financial data) and, accordingly, does not express an opinion or any other form of assurance with respect to these preliminary estimated results.

The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated by reference in this Item 2.02, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities

Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
On March 16, 2026, the Company issued a press release announcing that it is delaying the filing of its Annual Report on Form 10-K for the full year ended December 31, 2025. The filing is delayed because the Company requires additional time to complete a review and analysis related to its inventory provision, including amounts recorded for the provision of excess and obsolete inventory.

The Company continues to work diligently to complete its fourth quarter and full year financial close procedures and has not yet made a determination regarding the potential impact on its financial statements. The Company currently expects to finalize its review of this matter and file its Annual Report on Form 10–K no later than March 31, 2026; however, the timing of the filing may be subject to further delay, and the Company cannot provide assurance regarding the definitive filing date while this work remains in progress.

The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated by reference in this Item 7.01, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K and the press release furnished herewith as Exhibit 99.1 constitute “forward-looking statements” within the meaning of the federal securities laws, including statements related to the Company’s review and analysis of its inventory balances, including amounts recorded for the provision of excess and obsolete inventory and the potential impact on the Company’s financial statements, and the Company’s expectations with respect to its fourth quarter and full year financial results, including net revenues. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, our review and analysis of our inventory balances and their potential impact on the Company’s financial statements, which could be material and could result in a determination by the audit committee of the Company’s board of directors that certain of our previously issued financials statements can no longer be relied upon, if we identify additional material weaknesses in our internal control over financial reporting and disclosure controls and procedures, our inability to timely file reports with the U.S. Securities and Exchange Commission (“SEC”), our ability to satisfy covenants under our debt instruments or other agreements, or our inability to obtain waivers related to any breach of such covenants, and the risks discussed under the heading “Risk Factors” in Beyond Meat's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 5, 2025, Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2025 filed with the SEC on May 8, 2025, Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2025 filed with the SEC on August 8, 2025, and Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2025 filed with the SEC on November 12, 2025, as well as other factors described from time to time in Beyond Meat’s filings with the SEC. Such forward-looking statements are made only as of the date of this Form 8-K. Beyond Meat undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If Beyond Meat does update one or more forward-looking statements, no inference should be made that Beyond Meat will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Beyond Meat, Inc. dated March 16, 2026
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer

Date: March 16, 2026